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                                                                      Exhibit 10

                               WESTERN ATLAS INC.
                           1993 STOCK INCENTIVE PLAN
                       (AS AMENDED ON FEBRUARY 20, 1996)

SECTION 1.  PURPOSE; DEFINITIONS.

       The purpose of the Plan is to give Western Atlas Inc. a competitive opportunity in attracting, retaining and motivating officers and employees and to provide the Company and its subsidiaries with the ability to provide incentives more directly linked to the profitability of the Company's businesses and increases in stockholder value. The Plan is being adopted in connection with the distribution of the shares of the common stock of Western Atlas Inc. to the stockholders of Litton Industries, Inc. An additional purpose of the Plan is to facilitate the adjustment of the Litton Options in the manner prescribed by the resolutions of the Compensation and Selection Committee of Litton and the Board of Directors of Litton adopted on September 30, 1993.

       For purposes of the Plan, the following terms are defined as set forth below:

           a. "AFFILIATE" means a corporation or other entity controlled by the Company and designated by the Committee from time to time as such.

           b. "AWARD" means a Stock Option, Stock Appreciation Right or Restricted Stock.

           c.  "BOARD" means the Board of Directors of the Company.

           d. "CHANGE IN CONTROL" and "CHANGE IN CONTROL PRICE" have the meanings set forth in Sections 8(b) and (c), respectively.

           e. "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

           f. "COMMISSION" means the Securities and Exchange Commission or any successor agency.

           g.  "COMMITTEE" means the Committee referred to in Section 2.

           h.  "COMPANY" means Western Atlas Inc., a Delaware corporation.

           i. "DISABILITY" means permanent and total disability as determined under procedures established by the Committee for purposes of the Plan.

           j. "DISINTERESTED PERSON" shall mean a member of the Board who qualifies as a disinterested person as defined in Rule 16b-3(c)(2), as promulgated by the Commission under the Exchange Act, or any successor definition adopted by the Commission and also qualifies as an "outside director" for purposes of Section 162(m) of the Code.

           k. "DISTRIBUTION" means the distribution of all of the Stock to the stockholders of Litton.

           l. "DISTRIBUTION OPTIONS" means Stock Options granted to effectuate the adjustments referred to in the third sentence of Section 1 of the Plan.

           m. "ELIGIBLE PERSON" has the meaning stated in Section 4 of the Plan.

           n. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

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           o.  "FAIR MARKET VALUE" means, except as provided in Sections 5(j)
       and 6(b)(ii)(2), as of any given date, the mean between the highest and lowest reported sales prices of the Stock on the New York Stock Exchange Composite Tape or, if not listed on such exchange, on any other national securities exchange on which the Stock is listed or on NASDAQ. If there is no regular public trading market for such Stock, the Fair Market Value of the Stock shall be determined by the Committee in good faith.

           p. "INCENTIVE STOCK OPTION" means any Stock Option designated as, and qualified as, an "incentive stock option" within the meaning of
       Section 422 of the Code.

           q.  "LITTON" means Litton Industries, Inc., a Delaware corporation.

           r. "LITTON HOLDER" means a holder of a Stock Option who is employed by Litton or an affiliate of Litton or is a director of Litton immediately after the Distribution.

           s. "LITTON OPTION" means an option to purchase shares of the common stock of Litton Industries, Inc. which is outstanding under the Litton Industries, Inc., 1984 Long-Term Stock Incentive Plan or the Litton Industries, Inc., Director Stock Option Plan immediately prior to the Distribution.

           t. "NON-QUALIFIED STOCK OPTION" means any Stock Option that is not an Incentive Stock Option.

           u. "PERFORMANCE GOALS" means the performance goals, if any, established by the Committee in writing prior to the grant or award of Stock Options, Stock Appreciation Rights or Restricted Stock that are based on the attainment of a specified level of one or any combination of the following: return on capital utilized ("ROCU"), return on tangible equity ("ROTE"), return on equity ("ROE"), return on assets ("ROA"), return on capital ("ROC"), cash flow ("CF"), revenue growth ("RG") or return on revenue ("ROR") of the Company or of any business unit thereof within which the participant is primarily employed, or that are based, in whole or in part, on a level or levels of increase in the Fair Market Value of the Stock, and that are intended to qualify under Section 162(m)(4)(c) of the Code. For purposes of the Plan, ROCU, ROTE, ROE, ROA, ROC, CF, RG and ROR shall have the meanings set forth in Exhibit A hereto. Such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

           v. "PLAN" means the Western Atlas Inc. 1993 Stock Incentive Plan, as set forth herein and as hereinafter amended from time to time.

           w.  "RESTRICTED STOCK" means an award granted under Section 7.

           x. "RETIREMENT" means retirement from active employment under a pension plan (or other contractual arrangement equivalent thereto) of the Company, any subsidiary or Affiliate, or under an employment contract with any of them, or termination of employment at or after age 55 under circumstances which the Committee, in its sole discretion, deems equivalent to retirement.

           y. "RULE 16B-3" means Rule 16b-3, as promulgated by the Commission under Section 16(b) of the Exchange Act, as amended from time to time.

           z. "STOCK" means common stock, par value $1.00 per share, of the Company.

           aa. "STOCK APPRECIATION RIGHT" means a right granted under Section 6.

           bb. "STOCK OPTION" means an option granted under Section 5.

           cc. "TERMINATION OF EMPLOYMENT" means the termination of the participant's employment with the Company and any subsidiary or Affiliate. A participant on a non-medical leave of absence shall, unless such leave of absence is otherwise approved by the Committee, be deemed to incur a Termination of Employment. A participant employed by a subsidiary or an Affiliate shall also be deemed to incur a Termination of Employment if the subsidiary or Affiliate ceases to be such a subsidiary or Affiliate, as the case may be, and the participant does not immediately thereafter become an employee of the Company or another subsidiary or Affiliate. Notwithstanding the foregoing, if a participant terminates employment by reason of either Retirement or Disability, the participant will be considered to be an Eligible Person for purposes of this Plan so long as the following conditions are met:
       (i) the participant and

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      the  Company  enter into  a written  agreement, with  the approval  of the
      Committee, pursuant to which the participant renders such advisory or consulting services to the Company as may be required by said agreement from time to time; (ii) the participant shall not, without prior written consent of the Company, disclose or utilize confidential information or material concerning the Company, its business and affairs, except in furtherance of the Company's interests and at its request; and (iii) the participant shall not engage in any activity which competes or conflicts with, or is inimical to, the best interests of the Company.

      In addition, certain other terms used herein have definitions given to them in the first place in which they are used.

SECTION 2.  ADMINISTRATION.

       The Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board, composed solely of not less than two Disinterested Persons, each of whom shall be appointed by and serve at the pleasure of the Board. If at any time no Committee shall be in office, the functions of the Committee specified in the Plan shall be exercised by the Board.

       The Committee shall have plenary authority to grant Awards pursuant to the terms of the Plan to officers and other key employees of the Company and its subsidiaries and Affiliates.

       Among other things, the Committee shall have the authority, subject to the terms of the Plan:

      (a) to select the Eligible Persons to whom Awards may from time to time be granted;

      (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights and Restricted Stock or any combination thereof are to be granted hereunder;

      (c) to determine the number of shares of Stock to be covered by each Award granted hereunder;

      (d) to determine the terms and conditions of any Award granted hereunder including, but not limited to, the option price (subject to Section 5(a)), any vesting condition, restriction or limitation (which may be related to the performance of the participant, the Company or any subsidiary or Affiliate) and any vesting acceleration or forfeiture waiver regarding any Award and the shares of Stock relating thereto, based on such factors as the Committee shall determine;

      (e) subject  to the limitations set forth in the third paragraph of
Section 10 hereof, to modify, amend or adjust the terms and conditions of any Award at any time or from time to time, including, but not limited to the Performance Goals or measurements applicable to
performance-based   Awards pursuant  to the terms of the Plan; PROVIDED,
HOWEVER, that no such modification or amendment may be made if it could, in the best judgment of the Committee, eliminate or reduce the ability of any Award held by any participant who may be subject to the limits on deductibility of compensation provided in Section 162(m) of the Code to qualify for the performance-based exemption under Section 162(m) of the Code;

      (f) to determine to what extent and under what circumstances Stock and other amounts payable with respect to an Award shall be deferred; and

      (g) to determine under what circumstances a Stock Option may be settled in cash or Stock under Section 5(j);

PROVIDED, HOWEVER, that Distribution Options shall be substantially in the form and contain the terms and conditions prescribed by the Compensation and Selection Committee of the board of directors of Litton (or, with respect to Distribution Options issued in connection with the Litton Industries, Inc., Director Stock Option Plan, the board of directors of Litton as a whole) by resolutions adopted on September 30, 1993, and approved by the stockholders of Litton on December 8, 1993, it being understood that Distribution Options of Litton Holders who are not employees of the Company after the Distribution may require specified periods of service with Litton as a condition to the exercisability thereof.

       The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto) and to otherwise supervise the administration of the Plan.

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       The  Committee may act only by a  majority of its members then in office, except that the members thereof may (i) delegate to an officer of the Company the authority to make decisions pursuant to paragraphs (c), (f), (g), (h) and
(i) of Section 5 (provided that no such delegation may be made that would cause Awards or other transactions under the Plan to cease to be exempt from Section 16(b) of the Exchange Act or Section 162(m) of the Code) and (ii) authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

       Any determination made by the Committee or pursuant to delegated authority pursuant to the provisions of the Plan with respect to any Award shall be made in the sole discretion of the Committee or such delegate at the time of the grant of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee or any appropriately delegated officer pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

SECTION 3.  STOCK SUBJECT TO PLAN.

       Subject to adjustment as provided herein, the total number of shares of Stock available for grant under the Plan shall be 3,500,000 plus (i) a number of shares of Stock equal to one and one-half percent (1.5%) of the total number of shares of Stock outstanding as of the first day of the years 1995 and 1996 and
(ii) a number of shares of Stock equal to one percent (1%) of the total number of shares of Stock outstanding as of the first day of each year beginning after December 31, 1996, for which the Plan is in effect; provided that any shares available for grant in a particular calendar year which are not, in fact, granted in such year shall be added to the shares available for grant in any subsequent calendar year; however, no more than 2,250,000 shares of Stock shall be cumulatively available for grant of Incentive Stock Options over the life of the Plan and no more than 30% of the shares of Stock available for grant under the Plan as of the first day of any fiscal year during which the Plan is in effect shall be utilized in that fiscal year for the grant of Awards in the form of Restricted Stock. Shares subject to an Award under the Plan may be authorized and unissued shares or may be treasury shares.

       If any shares of Restricted Stock are forfeited for which the participant did not receive any benefits of ownership (as such phrase is construed by the Commission or its Staff), or if any Stock Option (and related Stock Appreciation Right, if any) terminates without being exercised, or if any Stock Appreciation Right is exercised for cash, shares subject to such Awards shall again be available for distribution in connection with Awards under the Plan.

       In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or extraordinary distribution with respect to the Stock or other change in corporate structure affecting the Stock, the Committee or Board may make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the Maximum Option Grant (as defined in Section 5 hereof), in the number, kind and option price of shares subject to outstanding Stock Options and Stock
Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; PROVIDED, HOWEVER, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option.

SECTION 4.  ELIGIBILITY.

       Officers and employees of the Company, its subsidiaries and Affiliates who are responsible for or contribute to the management, growth and profitability of the business of the Company, its subsidiaries and Affiliates are eligible to be granted Awards under the Plan ("Eligible Persons"). In addition, Distribution Options may be granted to Litton Holders.

SECTION 5.  STOCK OPTIONS.

       Stock Options may be granted alone or in addition to other Awards granted under the Plan and may be of two types: Incentive Stock Options and Non-Qualified Stock Options. Except for the Distribution Options, any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

       The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options (in each case with or without Stock Appreciation Rights); PROVIDED, HOWEVER, that, in each calendar year, no participant may be granted Stock Options covering more than 200,000 shares of Stock (the "Maximum

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Option Grant"), not including Distribution  Options. Except for Incentive  Stock
Options constituting part of the Distribution Options granted to Litton Holders, Incentive Stock Options may be granted only to employees of the Company and its subsidiaries (within the meaning of Section 424(f) of the Code). To the extent that any Stock Option is not designated as an Incentive Stock Option or even if so designated does not qualify as an Incentive Stock Option, it shall constitute a Non-Qualified Stock Option.

       Stock Options shall be evidenced by option agreements, the terms and provisions of which may differ. An option agreement shall indicate on its face whether it is intended to be an agreement for an Incentive Stock Option or a Non-Qualified Stock Option. The grant of a Stock Option shall occur on the date the Committee selects an individual to be a participant in any grant of a Stock Option, determines the number of shares of Stock to be subject to such Stock Option to be granted to such individual and specifies the terms and provisions of the Stock Option. Such selection shall be evidenced in the records of the Company, whether in the minutes of the meetings of the Committee or by consent in writing. The Company shall notify a participant of any grant of a Stock Option, and a written option agreement or agreements shall be duly executed and delivered by the Company to the participant. Such agreement or agreements shall become effective upon execution by the Company and the participant.

       The Committee may, prior to the grant, condition the vesting of any Stock Option upon the attainment of Performance Goals. The Committee may, in addition to or instead of requiring satisfaction of Performance Goals, condition vesting upon the continued service of the participant. The provisions of Awards in the form of Stock Options (including any applicable Performance Goals) need not be the same with respect to each participant.

       Stock Options granted under the Plan, other than Distribution Options, shall be subject to the following terms and conditions and shall contain such additional terms and conditions as the Committee shall deem desirable:

       (a) OPTION PRICE. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee and set forth in the option agreement. The option price shall not be less than the Fair Market Value of the Stock on the date of grant.

       (b)  OPTION TERM.   The term of each Stock  Option shall be fixed by  the
Committee, but no Incentive Stock Option shall be exercisable more than 10 years after the date the Stock Option is granted.

       (c) EXERCISABILITY. Except as otherwise provided herein, Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. If the Committee provides that any Stock Option is exercisable only in installments, the Committee may at any time waive such installment exercise provisions, in whole or in part, based on such factors as the Committee may determine. In addition, the Committee may at any time, in whole or in part, accelerate the exercisability of any Stock Option.

       (d) METHOD OF EXERCISE. Subject to the provisions of this Section 5, Stock Options may be exercised, in whole or in part, at any time during the option term by giving written notice of exercise to the Company specifying the number of shares of Stock subject to the Stock Option to be purchased.

       The option price of Stock to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent set forth in the option agreement or as otherwise permitted by the Committee, may also be paid by one or more of the following: (i) in the form of unrestricted Stock already owned by the optionee for such minimum period of time as may be prescribed by the Committee and based in any such instance on the Fair Market Value of the Stock on the date the Stock Option is exercised; PROVIDED, HOWEVER, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Stock may be authorized only at the time the Stock Option is granted; (ii) by requesting the Company to withhold from the number of shares of Stock otherwise issuable upon exercise of the Stock Option that number of shares having an aggregate Fair Market Value on the date of exercise equal to the exercise price for all of the shares of Stock subject to such exercise; or
(iii) by a combination thereof; PROVIDED, HOWEVER, that any payment made in the manner set forth in (i), (ii) or (iii) above shall, at all times, be subject to the approval of the Committee.

       In the discretion of the Committee, payment for any shares subject to a Stock Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price, and, if requested by the optionee, the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

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       No  shares of Stock shall be issued  until full payment therefor has been made. An optionee shall have all of the rights of a stockholder of the Company holding the Stock that is subject to such Stock Option (including, if applicable, the right to vote the shares and the right to receive dividends), when the optionee has given written notice of exercise, has paid in full for such shares and, if requested, has given the representation described in Section 12(a).

       (e) NON-TRANSFERABILITY OF STOCK OPTIONS. No Stock Option shall be transferable by the optionee other than (i) by will or by the laws of descent and distribution or (ii) in the case of a Non-Qualified Stock Option, pursuant to a qualified domestic relations order (as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder). All Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or by the guardian or legal representative of the optionee or, in the case of a Non-Qualified Stock Option, its alternate payee pursuant to such qualified domestic relations order, it being understood that the terms "holder" and "optionee" include the guardian and legal representative of the optionee named in the option agreement and any person to whom an option is transferred by will or the laws of descent and distribution or, in the case of a Non-Qualified Stock Option, pursuant to a qualified domestic relations order. The Committee may establish such procedures as it deems appropriate for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid or by whom any rights of the participant, after the participant's death, may be exercised.

       (f) TERMINATION BY DEATH. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent then exercisable, or on such accelerated basis as the Committee may determine, for a period of one year (or such other period as the Committee may specify in the option agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment due to death, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

       (g) TERMINATION BY REASON OF DISABILITY. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Committee may determine, for a period of three years (or such other period as the Committee may specify in the option agreement) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter; PROVIDED, HOWEVER, that if the optionee dies within such three-year period (or such other period), any unexercised Stock Option held by such optionee shall, notwithstanding the expiration of such three-year (or such other) period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

       (h) TERMINATION BY REASON OF RETIREMENT. Unless otherwise determined by the Committee, if an optionee's employment terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine, until the expiration of the stated term of such Stock Option. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

       (i) OTHER TERMINATION. Unless otherwise determined by the Committee, if an optionee incurs a Termination of Employment for any reason other than death, Disability or Retirement, any Stock Option held by such optionee shall thereupon terminate, except that such Stock Option, to the extent then exercisable, or on such accelerated basis as the Committee may determine, may be exercised for the lesser of three months from the date of such Termination of Employment or the balance of such Stock Option's term; PROVIDED, HOWEVER, that if the optionee dies within such three-month period, any unexercised Stock Option held by such optionee shall notwithstanding the expiration of such three-month period, continue to be exercisable to the extent to which it was exercisable at the time of death for a period of 12 months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. Notwithstanding the foregoing, after a Change in Control, Stock Options shall remain exercisable following a Termination of Employment described in this clause (i) for seven months following such termination or until expiration of the stated term of such Stock Option, whichever period is shorter.

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       (j)   CASHING OUT  OF STOCK  OPTION.   On receipt  of written  notice  of
exercise, the Committee may elect to cash out all or part of the portion of the shares of Stock for which a Stock Option is being exercised by paying the optionee an amount, in cash or Stock, equal to the excess of the Fair Market Value of the Stock over the option price times the number of shares of Stock for which the Option is being exercised on the effective date of such cash out.

       Cash outs pursuant to this Section 5(j) relating to options held by optionees who are actually or potentially subject to Section 16(b) of the Exchange Act shall comply with the "window period" provisions of Rule 16b-3(e), to the extent applicable, and, in the case of cash outs of Non-Qualified Stock Options held by such optionees, the Committee may determine Fair Market Value under the pricing rule set forth in Section 6(b)(ii)(2).

       (k) CHANGE IN CONTROL CASH OUT. Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), unless the Committee shall determine otherwise at the time of grant, an optionee shall have the right, whether or not the Stock Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Stock being purchased under the Stock Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Stock Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price per share of Stock on the date of such election shall exceed the exercise price per share of Stock under the Stock Option (the "Spread") multiplied by the number of shares of Stock granted under the Stock Option as to which the right granted under this Section 5(k) shall have been exercised; PROVIDED, HOWEVER, that if the Change in Control is within six months of the date of grant of a particular Stock Option held by an optionee who is an officer or director of the Company and is subject to Section 16(b) of the Exchange Act no such election shall be made by such optionee with respect to such Stock Option prior to six months from the date of grant. However, if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of a Stock Option held by an optionee who is an officer or director of the Company and is subject to Section 16(b) of the Exchange Act, such Stock Option shall be cancelled in exchange for a cash payment to the optionee, such cancellation and payment to be effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of shares of Stock granted under the Stock Option. Notwithstanding the foregoing, if any right granted pursuant to this Section 5(k) would make a Change in Control transaction ineligible for pooling of interests accounting under APB No. 16 that but for this Section 5(k) would otherwise be eligible for such accounting treatment, the Committee shall have the ability to substitute the cash payable pursuant to this Section 5(k) for Stock with a Fair Market Value equal to the cash that would otherwise be payable hereunder.

       (l) REPLACEMENT OPTIONS. The Committee may provide either at the time of grant or subsequently that a Stock Option include the right to acquire a replacement option. A Stock Option which provides for the grant of a replacement option shall entitle the participant, upon exercise of the Stock Option (in whole or in part) prior to termination of employment of the participant and satisfaction of the option price in Stock, to receive a replacement option. In addition to any other terms and conditions the Committee deems appropriate, the replacement option shall be subject to the following terms: the number of shares of Stock shall not exceed the number of whole shares used to satisfy the exercise price of the original Stock Option and the number of whole shares, if any, withheld by the Company as payment for withholding taxes in accordance with
Section 11(d), the date of grant of the replacement option will be the date of the exercise of the original Stock Option, the option price per share shall be the Fair Market Value on the date of grant of the replacement option, the replacement option shall be exercisable no earlier than six months after the date of grant of the replacement option, the term will not extend beyond the term of the original Stock Option, and the replacement option shall be a Non-Qualified Stock Option and shall otherwise meet all conditions of the Plan.

SECTION 6.  STOCK APPRECIATION RIGHTS.

       (a) GRANT AND EXERCISE. Stock Appreciation Rights may be granted independently of or in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of grant of such Stock Option. In the case of a Stock Appreciation Right granted with a related Stock Option, a Stock Appreciation Right shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option. In each calendar year no participant may be granted Stock Appreciation Rights, whether or not granted in conjunction with Stock Options, relating to more than 200,000 shares of Stock.

       A Stock Appreciation Right may be exercised by a participant in accordance with procedures established by the Committee and, in the case of a Stock Appreciation Right granted with a related Stock Option, by surrendering the applicable portion of the Stock Option in accordance with such procedures. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options which have been so surrendered shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

       In the case of Stock Appreciation Rights not granted in conjunction with Stock Options, the Committee may, prior to the grant, condition the vesting of any such Stock Appreciation Right upon the attainment of Performance Goals. The Committee may, in addition to or instead of requiring satisfaction of Performance Goals, condition vesting of such Stock Appreciation Rights upon continued service of the participant. Awards in the form of Stock Appreciation Rights (including any applicable Performance Goals) need not be the same with respect to each participant.

       (b) TERMS AND CONDITIONS. Stock Appreciation Rights shall be subject to such terms and conditions as shall be determined by the Committee, including the following:

         (i) Stock Appreciation Rights granted in conjunction with a Stock Option shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate are exercisable in accordance with the provisions of Section 5 and this Section 6. Stock Appreciation Rights granted independently shall comply with the provisions of Section 5 as if the Stock Appreciation Right were a Stock Option.

         (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive an amount in cash, shares of Stock or both equal in value to the excess of the Fair Market Value of one share of Stock over the price per share specified in the grant of the Stock Appreciation Right, which shall be not less than the Fair Market Value of the Stock on the date of grant or in the related Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

             In the case of Stock Appreciation Rights relating to Stock Options held by optionees who are actually or potentially subject to
       Section 16(b) of the Exchange Act, the Committee:

             (1) may require that such Stock Appreciation Rights be exercised for cash only in accordance with the applicable "window period" provisions of Rule 16b-3; and

             (2) in the case of Stock Appreciation Rights relating to Non-Qualified Stock Options, may provide that any amount to be paid in cash upon exercise of such Stock Appreciation Rights during a Rule 16b-3 "window period" shall be based on the highest of the daily means between the highest and lowest reported sales prices of the Stock on the New York Stock Exchange or other national securities exchange on which the shares are listed or on NASDAQ, as applicable, occurring during such "window period."

         (iii) Stock Appreciation Rights shall be transferable only to permitted transferees of the underlying Stock Option in accordance with
       Section 5(e).

SECTION 7.  RESTRICTED STOCK.

       (a) ADMINISTRATION. Shares of Restricted Stock may be awarded either alone or in addition to other Awards granted under the Plan. The Committee shall determine the officers and employees to whom and the time or times at which grants of Restricted Stock will be awarded, the number of shares to be awarded to any participant, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards, in addition to those contained in Section 7(c).

       The Committee may, prior to grant, condition the vesting of an Award in the form of Restricted Stock upon the attainment of Performance Goals. The Committee may, in addition to or instead of requiring satisfaction of Performance Goals, condition vesting upon the continued service of the participant. The provisions of Awards in the form of Restricted Stock (including any applicable Performance Goals) need not be the same with respect to each participant.

       Notwithstanding the foregoing, but subject to the provisions of Section 8 hereof, no Award in the form of Restricted Stock, the vesting of which is conditioned only upon the continued service of the participant, shall vest earlier than the first, second and third anniversaries of the date of grant thereof, on each of which dates a maximum of one-third of the shares of Stock subject to the Award may vest, and no award in the form of Restricted Stock, the vesting of which is conditioned upon the attainment of a specified Performance Goal or Goals, shall vest earlier than the first anniversary of the date of grant thereof. In each calendar year no participant may be granted an Award in the form of Restricted Stock covering more than 200,000 shares of Stock.

       To the extent required by Section 162(m) of the Code or otherwise deemed advisable by the Committee, it shall be a condition precedent to the vesting of any Award in the form of Restricted Stock, or any installment thereof, that the Committee certify in writing that any Performance Goal or Goals relative to such vesting has or have in fact been satisfied.

       (b) AWARDS AND CERTIFICATES. Shares of Restricted Stock shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of shares of Restricted Stock shall be registered in the name of such participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

       "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Western Atlas Inc. 1993 Stock Incentive Plan and a Restricted Stock Agreement. Copies of such Plan and Agreement are on file at the offices of Western Atlas Inc., 360 North Crescent Drive, Beverly Hills, California 90210."

The Committee may require that the certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed and that, as a condition of any Award of Restricted Stock, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such Award.

       (c) TERMS AND CONDITIONS. Shares of Restricted Stock shall be subject to the following terms and conditions:

         (i) Subject to the provisions of the Plan and the Restricted Stock Agreement referred to in Section 7(c)(vi), during a period set by the Committee, commencing with the date of such Award (the "Restriction Period"), the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. The Committee may provide for the lapse of such restrictions in installments or otherwise and may accelerate or waive such restrictions, in whole or in part, in each case based on period of service, performance of the participant or of the Company or the subsidiary, division or department for which the participant is employed or such other factors or criteria as the Committee may determine.

         (ii) Except as provided in this paragraph (ii) and Section 7(c)(i) and the Restricted Stock Agreement, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company holding the class or series of Stock that is the subject of the Restricted Stock, including, if applicable, the right to vote the shares and the right to receive any cash dividends.
       If so determined by the Committee in the applicable Restricted Stock Agreement, (1) cash dividends on the shares of Stock that are the subject of the Restricted Stock Award shall be automatically deferred and reinvested in additional Restricted Stock, and (2) dividends payable in Stock shall be paid in the form of Restricted Stock.

         (iii) Except to the extent otherwise provided in the applicable Restricted Stock Agreement and Sections 7(c)(i), 7(c)(iv) and
       8(a)(ii), upon a participant's Termination of Employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

         (iv) Except to the extent otherwise provided in Section 8(a)(ii), in the event of Termination of Employment of a participant for any reason, the Committee shall have the discretion to waive in whole or in part any or all remaining restrictions with respect to any or all of such participant's shares of Restricted Stock.

         (v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, unlegended certificates for such shares shall be delivered to the participant upon surrender of the legended certificates.

        (vi) Each Award shall, if required by law, require the payment of the total par value of the Stock by the participant to the Company and shall be confirmed by, and be subject to the terms of, a Restricted Stock Agreement.

SECTION 8.  CHANGE IN CONTROL PROVISIONS.

       (a) IMPACT OF EVENT. Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control:

         (i) Any Stock Options and Stock Appreciation Rights outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant.

         (ii) The restrictions applicable to any Restricted Stock shall lapse, and such Restricted Stock shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant.

       (b)    DEFINITION OF  CHANGE IN  CONTROL.   For purposes  of the  Plan, a
"Change in Control" shall mean the happening of any of the following events:

         (i) An acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 30% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); excluding, however, the following acquisitions of Outstanding Company Common Stock and Outstanding Company Voting
       Securities: (1) any acquisition directly from the Company, (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or (4) any acquisition by any Person pursuant to a transaction which complies with clauses (1),
       (2) and (3) of subsection (iii) of this Section 8(b); or

         (ii) Individuals who, as of the  effective date of the Plan,
       constitute the   Board  (the  "Incumbent  Board")  cease  for  any
       reason to constitute at least a majority of the Board; PROVIDED, HOWEVER, that any individual who becomes a member of the Board subsequent to such effective date, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board; but, provided further, that any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board shall not be so considered as a member of the Incumbent Board; or

         (iii) Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company ("Business Combination"); excluding, however, such a Business Combination pursuant to which (1) all or substantially all of the individuals and entities who are the beneficial owners, respectively, of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination own, directly or indirectly, more than 60% of, respectively, the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be, (2) no Person (other than any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company or such corporation resulting from such Business Combination) will beneficially own, directly or indirectly, 30% or more of, respectively, the outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors except to the extent that such ownership existed with respect to the Company prior to the Business Combination and (3) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

         (iv) The approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

       (c) CHANGE IN CONTROL PRICE. For purposes of the Plan, "Change in Control Price" means the higher of (i) the highest reported sales price of a share of Stock in any transaction reported on the New York Stock Exchange Composite Tape or other national securities exchange on which such shares are listed or on NASDAQ, as applicable, during the 60-day period prior to and including the date of a Change in Control and (ii) if the Change in Control is the result of a tender or exchange offer or a Business Combination, the highest price per share of Stock paid in such tender or exchange offer or Business Combination; PROVIDED, HOWEVER, that (x) in the case of a Stock Option which (A) is held by an optionee who is an officer or director of the Company and is subject to Section 16(b) of the Exchange Act and (B) was granted within 240 days of the Change in Control, then the Change in Control Price for such Stock Option shall be the Fair Market Value of the Stock on the date such Stock Option is exercised or cancelled and (y) in the case of Incentive Stock Options and Stock Appreciation Rights relating to Incentive Stock Options, the Change in Control Price shall be in all cases the Fair Market Value of the Stock on the date such Incentive Stock Option or Stock Appreciation Right is exercised. To the extent that the consideration paid in any such transaction described above consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in the sole discretion of the Board.

SECTION 9.  LOANS.

       Except in the case of Distribution Options held by Litton Holders who are not employees of the Company, the Company may make loans to a participant in connection with Awards subject to the following terms and conditions and such other terms and conditions not inconsistent with the Plan including the rate of interest, if any, as the Committee shall impose from time to time.

       No loan made under the Plan shall exceed the sum of (i) the aggregate price payable with respect to the Award in relation to which the loan is made, plus (ii) the amount of the reasonably estimated combined amounts of Federal and state income taxes payable by the participant.

       No loan shall have an initial term exceeding ten (10) years; provided that the loans under the Plan shall be renewable at the discretion of the Committee; and provided, further, that the indebtedness under each loan shall become due and payable, as the case may be, on a date no later than (i) one year after Termination of Employment due to death, Retirement or Disability, or (ii) the day of Termination of Employment for any reason other than death, Retirement or Disability.

       Loans under the Plan may be satisfied by the participant, as determined by the Committee, in cash or, with the consent of the Committee, in whole or in part in the form of unrestricted Stock already owned by the participant where such Stock shall be valued at Fair Market Value on the date of such payment.

       When a loan shall have been made, Stock equivalent in value to the amount of the loan shall be pledged by the participant to the Company as security for payment of the unpaid balance of the loan. Any portions of such Stock may, in the discretion of the Committee, be released from time to time as it deems not to be needed as security.

       The making of any loan is subject to satisfying all applicable laws, as well as any regulations and rules of the Federal Reserve Board and any other governmental agency having jurisdiction.

SECTION 10.  TERM, AMENDMENT AND TERMINATION.

       The Plan will terminate on December 15, 2003. Under the Plan, Awards outstanding as of December 15, 2003 shall not be affected or impaired by the termination of the Plan.

       The Board may amend, alter or discontinue the Plan, but no amendment, alteration or discontinuation shall be made which would (i) impair the rights of an optionee under a Stock Option or a recipient of a Stock Appreciation Right or Restricted Stock Award theretofore granted without the optionee's or recipient's consent, except such an amendment made to cause the Plan to qualify for the exemption provided by Rule 16b-3 or Section 162(m) of the Code, or (ii) disqualify the Plan from the exemption provided by Rule 16b-3 or Section 162(m) of the Code. In addition, no such amendment shall be made without the approval of the Company's stockholders to the extent such approval is required by law or agreement.

       The Committee may amend the terms of any Stock Option or other Award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent except such an amendment made to cause the Plan or Award to qualify for the exemption provided by Rule 16b-3 or Section 162(m) of the Code; PROVIDED, HOWEVER, that such power of the Committee shall not extend to the reduction of the exercise price of a previously granted Stock Option, except as provided in Section 3 hereof, nor may the Committee substitute new Stock Options for previously granted Stock Options having higher option prices.

       Subject to the above provisions, the Board shall have authority to amend the Plan to take into account changes in law and tax and accounting rules, as well as other developments and to grant Awards which qualify for beneficial treatment under such rules without stockholder approval.

SECTION 11.  UNFUNDED STATUS OF PLAN.

       It is presently intended that the Plan constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or make payments; PROVIDED, HOWEVER, that, unless the Committee otherwise determines, the existence of such trusts or other arrangements is consistent with the "unfunded" status of the Plan.

SECTION 12.  GENERAL PROVISIONS.

      (a) The Committee may require each person purchasing or receiving shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to the distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

       Notwithstanding any other provision of the Plan or agreements made pursuant thereto, the Company shall not be required to issue or deliver any certificate or certificates for shares of Stock under the Plan prior to fulfillment of all of the following conditions:

         (1) The listing or approval for listing upon notice of issuance, of such shares on the New York Stock Exchange, Inc., or such other securities exchange as may at the time be the principal market for the Stock;

         (2) Any registration or other qualification of such shares of the Company under any state or federal law or regulation, or the maintaining in effect of any such registration or other qualification which the Committee shall, in its absolute discretion upon the advice of counsel, deem necessary or advisable; and

         (3) The obtaining of any other consent, approval, or permit from any state or federal governmental agency which the Committee shall, in its absolute discretion after receiving the advice of counsel, determine to be necessary or advisable.

      (b) Nothing contained in the Plan shall prevent the Company or any subsidiary or Affiliate from adopting other or additional compensation arrangements for its employees.

      (c) The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company or any subsidiary or Affiliate to terminate the employment of any employee at any time.

      (d) No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any Federal, state or local taxes of any kind required by law to be withheld by the Company with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company, its subsidiaries and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the participant. The Committee may establish such procedures as it deems appropriate, including the making of irrevocable elections, for the settlement of withholding obligations with Stock.

      (e) In the case of a grant of an Award to any employee of a Company subsidiary, the Company, may, if the Committee so directs, issue or transfer the shares of Stock, if any, covered by the Award to the subsidiary, for such lawful consideration as the Committee may specify, upon the condition or understanding that the subsidiary will transfer the shares of Stock to the employee in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan.

      (f) The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to principles of conflict of laws.

SECTION 13.  EFFECTIVE DATE OF PLAN.

       The Plan shall be effective on the date it is approved by the sole stockholder of the Company.

                                                                       EXHIBIT A

                                  DEFINITIONS

RETURN ON CAPITAL UTILIZED (ROCU)
    Business   Operating  Profit  (BOP)  divided  by  average  Capital  Utilized
    (computed on a monthly basis).

CAPITAL UTILIZED
    Total equity, plus Notes Payable, plus Current Portion of Long-Term Debt plus Long-Term Debt, plus Advances from Corporate (less if net Advances are to Corporate), less Investments in Consolidated Subsidiaries, less Goodwill.

BUSINESS OPERATING PROFIT (BOP)
    Total Sales less Total Cost of Sales less Marketing expense less General and Administrative Expenses plus Other Income or minus Other Expense(1).

RETURN ON TANGIBLE EQUITY (ROTE)
    Net Income divided by beginning tangible equity.

CONSOLIDATED PRE-TAX INCOME
    Net income of the Company and its Consolidated Subsidiaries before taxes and before giving effect to extraordinary items.

CASH FLOW (CF)
    The sum of net income plus depreciation and amortization.

REVENUE
    Revenue as reported on the Company's annual financial statements.

REVENUE GROWTH (RG)
    The increase in revenue for the current fiscal year, expressed as a percent, above a specified base line period.

RETURN ON ASSETS (ROA)
    BOP divided by average assets (computed on a monthly basis).

----------------------------
(1) Other expenses such as Goodwill Amortization.

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CAPITAL
    The sum of all interest-bearing debt, including debt with imputed interest, and total equity.

RETURN ON CAPITAL (ROC)
    Income before interest and taxes divided by average annual capital (computed on a monthly basis).

RETURN ON EQUITY (ROE)
    Net income divided by beginning equity.

RETURN ON REVENUE (ROR)
    BOP divided by total Net Revenue expressed as a percent.

NET REVENUE
    Total net sales and service revenue after adjustments for all discounts, returns, and allowances.

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